UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520

Miami, Florida 33136

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 24, 2025, the Compensation Committee of the Board of Directors of Longeveron Inc. (the “Company”) confirmed continued approval of the Company’s Cash-to-Equity Program on an ongoing basis, as adjusted to include the application of a Black-Scholes multiplier.

Initially authorized in May 2024 on an emergency basis, the original program provided Company executive officers and directors with the ability to elect to receive, on a quarterly basis, a portion of their respective cash compensation (up to a maximum of 80% of such cash compensation) in the form of restricted stock units (RSUs). In January 2025, the Company’s Compensation Committee approved the inclusion of stock options as a form of equity which executive officers and directors could elect to receive compensation in lieu of cash compensation. Any such equity is issued pursuant to and in accordance with the current Second Amended and Restated Longeveron Inc. 2021 Incentive Award Plan, as the same may be further amended and restated.

The re-approval of the Cash-to-Equity Program on April 24, 2025 authorized the program as an ongoing compensatory arrangement. As adopted, the Cash-to-Equity Program allows for participating executive officers and directors to elect to receive RSUs or stock options in lieu of up to 80% of their cash compensation on a quarterly basis. The equity will be paid at a premium equivalent value, which ranges from 125% to 200% of the individual’s respective cash compensation, depending on the individual’s level of Cash-to-Equity Program election. All equity received pursuant to the Cash-to-Equity Program is fully vested or exercisable, as applicable, as of the time of grant. Further, all stock options granted under the Cash-to-Equity program are adjusted by the application of a Black-Scholes multiplier, as adjusted annually. While the details of each quarterly payout under the Cash-to-Equity program are subject to the confirmation of the Company’s executive management team, any equity received by executive officers or directors pursuant to the Cash-to-Equity Program are subject to any applicable restrictions under the Company’s Statement of Policy on Insider Trading as well as any restrictions pursuant to federal and state securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: April 30, 2025	/s/ Wa’el Hashad
	Name:	Wa’el Hashad
	Title:	Chief Executive Officer

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